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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                    -----------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 12, 2006


                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                             0-18700                            13-3570672
------------------------------------  ----------------------------------  ----------------------------------
  (State or Other Jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
   Incorporation or Organization)                                                      Number)






                               445 Marshall Street
                         Phillipsburg, New Jersey 08865
                                 (908) 387-1673

--------------------------------------------------------------------------------

          (Address, Including Zip Code, and Telephone Number, Including
            Area Code, of Registrant's Principal Executive Offices)


                                      None

--------------------------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications  pursuant to Rule 425 under the Securities Act

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 12, 2006, Cell & Molecular Technologies, Inc., a wholly-owned subsidiary of Sentigen Holding Corp. (the "Company"), entered into a Fourth Letter Amendment (the "Fourth Letter Amendment") with Merck & Co., Inc. ("Merck") which provides for, among other things, the extension of the Fee For Service Agreement, dated June 27, 2001, as amended, through March 31, 2006, payments by Merck of $554,005, and the use of certain credits by Merck. A copy of the Fourth Letter Amendment is filed herewith as Exhibit 10.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

     10.1 Fourth Letter Amendment, dated January 12, 2006, between Cell & Molecular Technologies, Inc. and Merck & Co., Inc. to Fee for Service Agreement, dated June 27, 2001.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SENTIGEN HOLDING CORP.

                                           By:  /s/ G.Scott Segler
                                               ---------------------------------
                                           Name:    G. Scott Segler
                                           Title:   Chief Financial Officer


Date: January 18, 2006